SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ____________
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 14, 1999
                       CASINO MAGIC OF LOUISIANA, CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Louisiana . . . . . . . . . .     333-14535           64-0878110
(STATE OR OTHER JURISDICTION.   (COMMISSION        (IRS EMPLOYER
OF INCORPORATION) . . . . . .  FILE NUMBER)  IDENTIFICATION NO.)
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711  Casino  Magic  Drive,  Bay  Saint  Louis,  Mississippi          39520
     (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)
      Registrant's telephone number, including area code:  (228) 467-9257


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ITEM  5.                    OTHER  EVENTS.
     On May 14, 1999, the Company compiled its financial information for the first calendar quarter of 1999. Attached as Exhibit 99.1 is certain financial information relating to the Company, which is incorporated herein by reference.
ITEM  7.                    EXHIBITS.
     99.1          Financial  Statements  of  Casino Magic of Louisiana, Corp.
together with Management's Discussion and Analysis of Financial Condition and Results of Operations.

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                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CASINO  MAGIC  OF  LOUISIANA,  CORP.
Date: May  26,  1999          By: /s/  Bruce  Hinckley
                                  --------------------
                              Name:  Bruce  Hinckley
                                     ---------------
                              Title: Sr. VP  and Chief Financial  Officer
                                     ------------------------------------

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                       Casino Magic of Louisiana, Corp.

                               Index of Exhibits
                       Three Months Ended March 31, 1999

Exhibit          Description
-------          -----------

99.1 Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations.